UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

CLIC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

FUNDTHATCOMPANY
(Former name of registrant)

Nevada	333-208350	47-4982037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1815 NE 144 Street

North Miami, FL 33181

(Address of principal executive offices)

(877) 451-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Use of Certain Defined Terms

Except as otherwise indicated by the context, references in this report to “CLIC TECHNOLOGY, INC.”, “FUNDTHATCOMPANY”, “FNTT”, “we,” “us,” “our,” “our Company,” refer to the registrant

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “anticipate,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.

We cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this Annual Report on Form 10- K and include information concerning possible or assumed future results of our operations, including statements about potential Merger or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future Mergers, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements. All subsequent written and oral forward-looking statements concerning other matters addressed in this Current Report on Form 8-K and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On May 3, 2018, the Company (“FNTT”) and CLIC Technology, Inc. (“CTI”), a Florida corporation entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), pursuant to which, on May 3, 2018, CTI merged into FNTT, with FNTT being the surviving corporation. Upon the closing of the Merger, the shareholders of CTI exchanged 100% of their CTI shareholder interest for a total of One Hundred Ten Million (110,000,000) shares of FNTT restricted common stock as consideration for the Merger, and the former shareholders of CTI now control approximately 83.6% of the Company’s outstanding common stock. Following the Merger, we will continue pursuing the business model of CTI.

A copy of the Merger Agreement is attached hereto as Exhibit 10.1. The description of the Merger Agreement herein is qualified by the terms of the full text of the agreement attached hereto and the terms thereof are incorporated herein by reference.

Prior to the execution and delivery of the Merger Agreement, our board of directors approved the Merger and the transactions contemplated thereby. Similarly, the board of directors of CTI approved the Merger. Reference is hereby made to Item 2.01 regarding the completion of the Merger.

Following the Merger, we have abandoned our prior business plan and we are now pursuing CTI’s proposed business, which focus on the development of tools, based on blockchain technology, to facilitate digital asset management, including whose specific to processing e-commerce and financial industry payments, in multiple countries and multiple payment platforms.

Accounting Treatment of the Merger

The Merger is being treated as reverse merger where CTI is considered the accounting acquirer while FNTT is the legal acquirer.

Item 2.01 Completion of Merger or Disposition of Assets.

The Merger and Related Transactions

As described in Item 1.01 above, on May 3, 2018, the Company and CTI closed the Merger. CTI is located in Miami, Florida, and its strategic focus will be in the development of tools, based on blockchain technology, to facilitate digital asset management, including whose specific to processing e-commerce and financial industry payments, in multiple countries and multiple payment platforms.

The following sets forth information about the agreements and events relating to the Merger.

Tax Treatment and Small Business

The Merger is intended to constitute a tax-free reorganization within the meaning of the Internal Revenue Code of 1986. Following the Merger, the Combined Company continues to be a “smaller reporting company,” as defined in Item 10(f )(1) of Regulation S-K, as promulgated by the SEC.

FORM 10 INFORMATION

Prior to the Merger, we were a public reporting company with development stage operations. While we did not deem ourselves a “ shell company, ” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (“Exchange Act”) we previously marked ourselves as a “shell” in prior SEC filings, and, in light of the scope of operations prior to the Merger and the resulting change in our business, we are voluntarily providing the information as is required pursuant to Item 2.01(f) of Form 8-K, as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our common stock, which is the only class of our securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger.

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BUSINESS

Business Overview

The Company was originally formed under the name, FundThatCompany ("FTC") for the purpose of establishing a rewards-based on-line crowdfunding platform. The Company had planned to offer small startup businesses or entrepreneurs the ability to post a project available for funding on FTC's proposed reward-based crowdfunding platform.

However, prior to the Merger (as herein after defined), this business plan was abandoned.

The Company has not earned any revenues to date and its independent registered public accountant has issued an audit opinion which includes statement expressing substantial doubt as to our ability to continue as a going concern.

As a result of the Merger with CLIC Technology, Inc., a Florida corporation, effective May 3, 2018, the Company is undertaking a new business plan in a new industry related to, and built around and integrated with, blockchain technology.

Under terms of the Merger, the Company is changing its name from FundThatCompany to CLIC Technology, Inc., a Nevada corporation, and the Florida merging corporation, CLIC Technology, Inc. will cease to exist.

CLIC Technology, Inc. remains an early stage company with revenues yet to be generated.

Products

CLIC Technology, Inc. strategic focus will be in the development of tools, based on blockchain technology, to facilitate digital asset management, including whose specific to processing e-commerce and financial industry payments, in multiple countries and multiple payment platforms. Such tools will include, but not be limited to, those that:

a.	Provide e-commerce payment processing, clearing and multi-bank settlements;
b.	Provide multi-currency and omni-channel solutions;
c.	Offer advanced risk and fraud management;

i.	Provide PCI-DSS Level 1 certified offering highest level of security for payments;
ii.	Provide advanced solutions for anti-fraud with bank cards;
iii.	Provide bank wire support in challenging markets;

d.	Offer clear concise reporting and monitoring tools;
e.	Offer customized parameters for specific business models;
f.	Provide optional professional advice and optimization counsel on business processes specific to market’s served;
g.	Provide settlement of funds to nominated bank account;
h.	Process all major currencies;
i.	Are licensed by government regulators within the countries served.

All customer funds will be managed by a Financial Conduct Authority (UK) (“FCA”) regulated gateway solution in coordination with European banks, and the Company plans to assemble a worldwide group of strategic partner/financial institutions who will use its services.

In addition, using blockchain technology, the Company plans to be able to offer a unique payment gateway capable of accepting payments in the eleven most popular crypto coins besides bitcoin, that is intended to help integrate crypto-payments across varying platforms on the Internet. The intent of such technology is to help facilitate smooth and fast transactions across the web.

In connection with the use of blockchain technology, the Company intends to also enter the emerging cryptocurrency mining industry through participation in a specific 24/7 multi-currency mining pool using a proprietary multi mining feature.

As a result, we plan to generate revenues from all the above activities.

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Corporate History

The Company was incorporated by Mr. Chayut Ardwichai in the State of Nevada on September 4, 2015 and established a September 30 fiscal year end.

Recent Developments

Capital Stock

The Company’s initial capitalization was 75,000,000 common shares with a par value of $0.001 per share, of which 73,850,000 and 1,750,000,000 shares issued and outstanding at September 30, 2017 and September 30, 2016, respectively. No preferred shares have been authorized or issued.

All references to number of common shares, price per share and weighted average number of shares outstanding prior to the 175:1 forward split on December 2, 2016, have been adjusted to reflect the stock split on a retroactive basis unless otherwise noted.

On September 4, 2015, the Company issued 1,750,000,000 (pre-split 10,000,000) common shares at $0.000005714 (pre-split $0.001) per share to the sole director and President of the Company for cash proceeds of $10,000.

On October 26, 2015, the Company received $10,000 for issued 1,750,000,000 common shares at $0.000005714 per share to the sole director and President of the Company on September 4, 2015.

On December 2, 2016 the Company has sold 30,100,000 (pre-split 172,000) common shares at $0.0001714 (pre-split $0.03) per share to 30 shareholders of the company for proceeds of $5,160. Funds were received by the Company on January 5, 2017.

On December 2, 2016, the founding shareholder of the Company, Chayut Ardwichai, returned 1,706,250,000 (pre-split 9,750,000) restricted shares of common stock to treasury and the shares were subsequently cancelled by the Company. The shares were returned to treasury for $0.000000005 per share for a total consideration of $10 to the shareholder.

On December 2, 2016, the directors of the Company approved a special resolution to undertake a forward split of the common stock of the Company on a basis of 175 new common shares for 1 old common share. The issued and outstanding common stock increased from 422,000 to 73,850,000 as of December 2, 2016.

On April 11, 2018, following a change of control effective April 9, 2018, as reported on Form 8-K, filed with the Securities and Exchange Commission on April 10, 2018, the board of directors of the Company increased the total quantity of authorized shares to 350,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

Patent and Trademarks

We do not currently own any domestic or foreign patents or trademarks for any purpose.

Employees

As of the date of this Current Report on Form 8-K, we have no employees. We have no employment or other agreement with Mr. Biton, our President and Chief Executive Officer or any other person. Mr. Biton currently devotes approximately twenty hours per week to company matters.

RISK FACTORS

As a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act, we are not required to provide the information called for by this Item.

UNRESOLVED STAFF COMMENTS

Not applicable to a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K.

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PROPERTIES

The Company does not own any real estate or other properties and has not entered into any long-term lease or rental agreements for property.

LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or stockholder is a party adverse to the Company or has a material interest adverse to the Company.

MINESAFETY DISCLOSURES

Not applicable.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock was not quoted on any exchange or trading platform and therefore no data is available for the periods ended December 31, 2017 or December 31, 2016.

SELECTED FINANCIAL DATA

Not applicable to a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Management’s Discussion and Analysis of Financial Condition and Results of Operations is intended to provide a reader of our financial statements with a narrative from the perspective of our management on our financial condition, results of operations, liquidity, and certain other factors that may affect our future results. The following discussion and analysis should be read in conjunction with our audited consolidated financial statements and the accompanying notes thereto included in “Item 8. Financial Statements and Supplementary Data.” In addition to historical financial information, the following discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. See “Forward-Looking Statements.” Our results and the timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of many factors.

As the result of the change in business and operations of the Company, a discussion of the past, pre-acquisition financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of CTI as acquired by FTC.

The following discussion highlights CTI’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on CTI’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Going Concern

Our ability to continue as a going concern is dependent upon our generating operating cash flow and raising capital sufficient to fund operations. We have discussed our strategy and plans relating to these matters elsewhere in this Current Report although the consolidated financial statements included herein do not include any adjustments that might result from the outcome of these uncertainties.

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Results of Operations

For the Period from March 12, 2018 (Inception) to April 27, 2018.

We did not earn any revenues from March 12, 2018 (Inception) to April 27, 2018.

Expenses for the year ended April 27, 2018 totaled $196 consisting of advertising, office and general expenses.

Capital Resources and Liquidity

Our auditor’s report on our financial statements expresses an opinion that substantial doubt exists as to whether we can continue as an ongoing business. Since our sole director maybe unwilling or unable to loan or advance us additional capital, we believe that if we do not raise additional capital over the next 12 months, we may be required to suspend or cease the implementation of our business plans.

As of April 27, 2018, we had $19,904 of cash. We anticipate that our current cash and cash equivalents and cash generated from financing activities will be insufficient to satisfy our liquidity requirements for the next 12 months. To date the Company has incurred operating losses since inception of $196. As at September 30, 2017, the Company has a accumulated deficit of $196.

The Company requires additional funding to meet its ongoing obligations and to fund anticipated operating losses. Our auditor has expressed substantial doubt about our ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

We expect to incur marketing and professional and administrative expenses as well expenses associated with maintaining our filings with the Commission. We will require additional funds during this time and will seek to raise the necessary additional capital. If we are unable to obtain additional financing, we may be required to reduce the scope of our business development activities, which could harm our business plans, financial condition and operating results. Additional funding may not be available on favorable terms, if at all. The Company intends to continue to fund its business by way of equity or debt financing and advances from related parties. Any inability to raise capital as needed would have a material adverse effect on our business, financial condition and results of operations.

If we cannot raise additional funds, we will have to cease business operations. As a result, investors in the Company’s common stock would lose all of their investment.

Off Balance Sheet Arrangements

There are no off-balance sheet arrangements currently contemplated by management or in place that are reasonably likely to have a current or future effect on the business, financial condition, changes in financial condition, revenue or expenses, result of operations, liquidity, capital expenditures and/or capital resources.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

QUANTITATIVEAND QUALITATIVEDISCLOSURES ABOUT MARKET RISK

Not applicable to a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The full text of the Company's audited financial statements for the period from March 12, 2018 (Inception) to April 27, 2018, begins on page F-1 of this Annual Report on Form 10-K.

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ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISLCOSURES

There have been no changes in or disagreements with accountants regarding our accounting, financial disclosures or any other matter.

ITEM 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time period specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is accumulated and communicated to management including our principal executive officer and principal financial officer as appropriate, to allow timely decisions regarding required disclosure.

In connection with this annual report, as required by Rule 13a -15d and 15d-15e under the Securities Exchange Act of 1934, we have carried out an evaluation of the effectiveness of the design and operation of our company’s disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of our company’s management, including our company’s principal executive officer and principal financial officer. Based upon that evaluation, our company’s principal executive officer and principal financial officer concluded that as of September 30, 2017 our disclosure controls and procedures were not effective due to the existence of material weaknesses in our internal controls over financial reporting.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company’s Principal Executive and Principal Financial officer and effected by the Company’s board of directors, management and other personnel to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

1. Pertains to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and disposition of assets;

2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of our financial statements in accordance with accounting principles generally accepted in the United States of America and receipts and expenditures are being made in accordance with authorizations of management and directors; and

3. Provide reasonable assurance regarding prevention or timely detection of unauthorized Merger, use or disposition of company assets that could have a material effect on our financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in SEC guidance on conducting such assessments as of the end of the period covered by this report. Management conducted the assessment based on certain criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. As of April 27, 2018, management determined material weaknesses occurred over our internal control over financial reporting as discussed below.

The matters involving internal controls and procedures that the Company’s management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (1) lack of a functioning audit committee and lack of a majority of outside directors on the Company's board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; (3) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (4) ineffective controls over period end financial disclosure and reporting processes. Due to these material weaknesses management concluded that our internal control over financial reporting was not effective as of April 27, 2018.

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Material Weakness Discussion and Remediation

Management believes that the material weaknesses set forth in items (2), (3) and (4) above did not have an effect on the Company's reported financial results. However, management believes that the lack of a functioning audit committee and lack of a majority of outside directors on the Company's board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures can result in the Company's determination to its financial statements for the future periods.

We are committed to improving our financial organization. As part of this commitment, we will create a position to segregate duties consistent with control objectives and will increase our personnel resources and technical accounting expertise within the accounting function when funds are available to the Company: i) Appointing one or more outside directors to our board of directors who shall be appointed to the audit committee of the Company resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures; and ii) Preparing and implementing sufficient written policies and checklists which will set forth procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements.

Management believes that the appointment of one or more outside directors, who shall be appointed to a fully functioning audit committee, will remedy the lack of a functioning audit committee and a lack of a majority of outside directors on the Company's Board. In addition, management believes that preparing and implementing sufficient written policies and checklists will remedy the following material weaknesses (i) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (ii) ineffective controls over period end financial close and reporting processes. Further, management believes that the hiring of additional personnel who have the technical expertise and knowledge will result proper segregation of duties and provide more checks and balances within the department. Additional personnel will also provide the cross training needed to support the Company if personnel turn over issues within the department occur. This coupled with the appointment of additional outside directors will greatly decrease any control and procedure issues the company may encounter in the future.

We will continue to monitor and evaluate the effectiveness of our internal controls and procedures and our internal controls over financial reporting on an ongoing basis and are committed to taking further action and implementing additional enhancements or improvements, as necessary and as funds allow.

This annual report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Changes in Internal Control over Financial Reporting

There were no changes that have affected, or are reasonably likely to materially affect, our internal control over financial reporting (as defined in Rules 13a-15(f) or 15d-15(f) under the Exchange Act) during the fiscal year ended April 27, 2018.

DIRECTORS, EXECUTIVEOFFICERS AND CORPORATE GOVERNANCE

Our executive officers and director are as follows:

Yosef Biton, age 38, President, Chief Executive Officer, Treasurer, Secretary, Chief Financial Officer and Chairman of the Board of Directors.

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Business Experience

Yosef Biton, as President and CEO, he oversees the day-to-day operations of the company and manages its growth. Over the last 10 years, Mr. Biton has been a serial entrepreneur and investor, owning, operating or investing in many private businesses including ones engaged in online ecommerce, real estate, construction and retail.

Director Independence

Our board of directors is currently composed of one member, Yosef Biton, who does not qualify as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings during the last ten years that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of any of our directors or executive officers.

Potential Conflicts of Interest

We are not aware of any current or potential conflicts of interest with Mr. Biton, other business interests and his involvement with the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Company has made no provisions for paying cash or non-cash compensation to its sole officer and director. No salaries are being paid at the present time, and none will be paid unless and until our operations generate sufficient cash flows.

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officer for all services rendered in all capacities to us for the period from inception through September 30, 2017.

Summary Compensation of Named Executive Officers

				Stock	Option	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Chayut Ardwichai - Former President	2015	-	-	-	-	-	0
Chief Executive Officer	2016	-	-	-	-	-	0
Treasurer & Secretary	2017	-	-	-	-	-	0

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Outstanding Equity Awards at Fiscal Year End

We did not pay any salaries in 2017 or 2016. None of our executive officers received any equity awards, including, options, restricted stock, performance awards or other equity incentives during the fiscal year ended September 30, 2017 and September 30, 2016 or through April 27, 2018.

Employment Contracts

At this time, the Company has not entered into any employment agreements with its sole officer and director. If there is sufficient cash flow available from our future operations, the company may enter into employment agreements with our sole officer and director or future key staff members.

Stock Awards Plan

The company has not adopted a Stock Awards Plan but may do so in the future. The terms of any such plan have not been determined.

Director Compensation

The Board of Directors of the Company has not adopted a stock option plan. The company has no plans to adopt it but may choose to do so in the future. If such a plan is adopted, this may be administered by the board or a committee appointed by the board (the “Committee”). The committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. The Company may develop an incentive-based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose.

The table below summarizes all compensation awarded to, earned by, or paid to our directors for all services rendered in all capacities to us for the period from inception (September 4, 2015) through September 30, 2017 and including the period from March 12, 2018 (Inception) to April 27, 2018 as it relates to CTI.

	DIRECTOR			COMPENSATION
	Fees				Non-
	Earned			Non-Equity	Qualified
	or			Incentive	Deferred	All
	Paid in	Stock	Option	Plan	Compensation	Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	$	($)	($)	($)	($)
Chayut Ardwichai	0	0	0	0	0	0	0
Yosef Biton	0	0	0	0	0	0	0

Board Committees

We have not formed an Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee as of the filing of this Annual Report. Our Board of Directors performs the principal functions of an Audit Committee. We currently do not have an audit committee financial expert on our Board of Directors. We believe that an audit committee financial expert is not required because the cost of hiring an audit committee financial expert to act as one of our directors and to be a member of an Audit Committee outweighs the benefits of having an audit committee financial expert at this time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding common stock of the Company as of September 30, 2017.

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Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of September 30, 2017 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Amount and Nature of Beneficial Ownership Common Stock (1)	Shares		% of Class
Crypto Ventures Capital, Inc.(2)	43,750,000		23.8%
Yosef Biton, President, Chief Executive Officer, Treasurer, Secretary, Chief Financial Officer and Chairman of the Board of Directors	110,000,000	(3)	60%

All officers and directors as a group	110,000,000		30%

 ____________

(1) Based on 73,850,000 shares of common stock issued and outstanding as of the date of this Current Report on Form 8-K.

(2) Crypto Ventures Capital, Inc Changed its name to CLIC Technology, Inc., a Florida corporation on May 1, 2018, prior to merger.

(3) Includes 55,000,000 shares owned by Novelties Distribution, LLC, which is beneficially owned by Yosef Biton.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Transactions with Related Persons

On September 4, 2015, the Company issued 1,750,000,000 (pre-split 10,000,000) common shares at $0.000005714 (pre-split $0.001) per share to the sole director and President of the Company for cash proceeds of $10,000.

On October 26, 2015, the Company received $10,000 for issued 1,750,000,000 common shares at $0.000005714 per share to the sole director and President of the Company on September 4, 2015.

On December 2, 2016, the founding shareholder of the Company returned 1,706,250,000 (pre-split 9,750,000) restricted shares of common stock to treasury and the shares were subsequently cancelled by the Company. The shares were returned to treasury for $0.000000005 per share for a total consideration of $10 to the shareholder.

On December 2, 2016, the directors of the Company approved a special resolution to undertake a forward split of the common stock of the Company on a basis of 175 new common shares for 1 old common share. The issued and outstanding common stock increased from 422,000 to 73,850,000 as of December 2, 2016.

We currently are supplied office space free of rent from our sole Director and President and Chief Executive Officer, Yosef Biton, and do not own or rent any physical property, and do not own or rent any real property.

Management believes that current arrangement is sufficient for its needs at this time.

During the year 2017, the Company received cash advances from its former CEO, Chayut Ardwichai, of $7,200. Additionally, the former CEO paid expenses of $14,750 on behalf of the Company in year 2017. As of September 30, 2017, and 2016, the total amount owing to the former CEO from the Company is $28,892 and 6,932. The amounts due are unsecured, and non- interest bearing, with no set terms of repayment.

On May 3, 2018, the Company merged with CLIC Technology, Inc. (“CTI”), a Florida corporation beneficially owned and controlled by the Company’s CEO, Yosef Biton. As a result of the Merger, Mr. Biton received 55,000,000 shares of the Company’s common stock and Novelties Distribution, LLC (a Florida limited liability company controlled by Yosef Biton) also received an additional 55,000,000 shares of the Company’s common stock, for a total of 110,000,000 shares.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

The following table sets forth the fees billed to our company for the years ended September 30, 2017 for professional services rendered by PLS CPA, our independent auditor and for services billed for the period of from March 12, 2018 (Inception) to April 27, 2018 East West Accounting Services LLC the independent auditor of CTI:

Fees	2018	2017
Audit Fees	$3,000	$10,000
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Total Fees	$3,000	$10,000

The SEC requires that before our independent registered public accounting firm is engaged by us to render any auditing or permitted non-audit related service, the engagement be either: (i) approved by our Audit Committee or (ii) entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

We do not have an Audit Committee. Our Board pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees paid during 2018 and 2017 were pre-approved by our Board.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Reference is made to the financial statements relating to the Company contained in Item 9.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Our audited financial statements for the fiscal years ended December 31, 2017 are available in our Annual Report on Form 10-K/A filed with the SEC on February 16, 2018, and are incorporated herein by reference.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosures set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosures are incorporated by reference into this Item 3.02.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities of the company, but merely included to disclose the terms of the transaction mentioned herein.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosures set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosures are incorporated by reference into this Item 5.01. Other than the transactions and agreements described in such Items, our officers and directors know of no arrangements that may result in a change in control of the Company at a subsequent date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosures set forth in Item 2.01 of this Current Report on Form 8-K, which disclosures are incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

On April 11, 2018, the Company filed Articles of Amendment to increase its authorized shares of common stock from 75,000,000 to 350,000,000.

On May 3, 2018, the Company filed Articles of Merger in the state of Nevada, pursuant to which CTI merged with and into the Company. At the same time, the name of the Company was changed to CLIC Technology, Inc.

Item 5.06 Change in Shell Company Status

As a result of closing the Merger which closed on May 3, 2018, as described in Item 1.01 above, the Company is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

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Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

(b) The audited financial statements of the Company as of and for the March 12, 2018 (Inception) to April 27, 2018, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(c) Shell company transactions.

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit	Description

10.1	Merger Agreement dated May 3, 2018 +
10.2	Articles of Merger dated May 3, 2018+
10.3	Articles of Amendment dated April 11, 2018+
99.1	Financial Statements for the March 12, 2018 (Inception) to April 27, 2018 +

_________

+ Filed Herewith.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIC Technology, Inc.

Dated: May 11, 2018	By:	/s/ Yosef Biton
Yosef Biton
President and Director
Principal Executive Officer Principal Financial Officer Principal Accounting Officer

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